UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2020

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2020, TherapeuticsMD, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2019. In addition, the Company will be using a slide presentation during its earnings conference call. A copy of the press release and slide presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K (including the exhibits) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K (including the exhibits) shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

Arrangement of a Registrant.

On February 18, 2020, the Company completed the draw-down of the first additional tranche of $50 million (the “Additional Tranche”) under its previously announced $300 million term loan facility with TPG Specialty Lending, Inc., as administrative agent, various lenders from time to time party thereto, and certain of the Company’s subsidiaries party thereto from time to time as guarantors, dated as of April 24, 2019, as amended (the “Financing Agreement”). The Additional Tranche became available to the Company upon the Company achieving $11 million in net revenues from the Company’s IMVEXXY®, BIJUVA®, and ANNOVERA® products for the fourth quarter of 2019.

Summaries of the material terms of the Financing Agreement are included in Item 1.01 of the Company’s Current Reports on Form 8-K, filed on April 25, 2019 and December 30, 2019, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 20, 2020, the Company issued a press release announcing the Company’s financial results for its fourth quarter and full year ended December 31, 2019. In addition, the Company will be using a slide presentation during its earnings conference call. The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits	Exhibit Index

	Exhibit Number	Description
	99.1	Press Release from TherapeuticsMD, Inc., dated February 20, 2020, entitled "TherapeuticsMD Announces Fourth Quarter and Full-Year 2019 Financial Results."
	99.2	TherapeuticsMD, Inc. Presentation dated February 20, 2020.
	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAPEUTICSMD, INC.

Date:	February 20, 2020	By:	/s/ Daniel A. Cartwright
		Name:	Daniel A. Cartwright
		Title:	Chief Financial Officer